UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

Syros Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37813	45-3772460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Memorial Drive, Suite 300
Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 744-1340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01                                           Other Events.

Syros Pharmaceuticals, Inc. (“Syros”) has opened expansion cohorts in its Phase 1 clinical trial evaluating the safety and clinical activity of SY-1365, a selective inhibitor of cyclin-dependent kinase 7, or CDK7:

•                  as a single agent in approximately 24 ovarian cancer patients who have relapsed after three or more prior therapies;

•                  in combination with carboplatin, a chemotherapeutic agent, in approximately 24 ovarian cancer patients who relapsed after one or more prior therapies but who may still benefit from additional platinum-based treatment;

•                  as a single agent in approximately 12 patients with primary platinum-refractory ovarian cancer;

•                  in combination with fulvestrant, a hormonal medicine, in approximately 12 patients with hormone-receptor positive, or HR+, HER2-negative metastatic breast cancer who have progressed after treatment with a CDK4/6 inhibitor plus an aromatase inhibitor; and

•                  in ten patients with any solid tumor accessible for biopsies in order to evaluate the mechanism of action of SY-1365.

Syros plans to report data from the dose-escalation portion of the Phase 1 trial on November 15, 2018 in an oral presentation at the EORTC-NCI-AACR Molecular Targets and Cancer Therapeutics Symposium to be held in Dublin, Ireland.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the clinical development of SY-1365 and the reporting of clinical data from the Phase 1 clinical trial of SY-1365. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “target,” “should,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to Syros’ ability to: advance the development of SY-1365 under the timelines it projects in current and future clinical trials; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; replicate scientific and non-clinical data in clinical trials; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies; risks described under the caption “Risk Factors” in Syros’ Annual Report on Form 10-K for the year ended December 31, 2017, as updated in Syros’ Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2018, each of which is on file with the U.S. Securities and Exchange Commission, or SEC; and risks described in other filings that Syros makes with the SEC in the future. Any forward-looking statements contained in this Form 8-K speak only as of the date hereof, and Syros expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYROS PHARMACEUTICALS, INC.

Date: September 26, 2018	By:	/s/ Nancy Simonian
Nancy Simonian, M.D.
President & Chief Executive Officer

3